PROMISSORY NOTE



$9,800,000.00
January 18, 1996


     1. Promise to Pay. For Value Received, the undersigned, BRITTANY POINT AP VIII, L.P., a South Carolina limited partnership ("Maker"), hereby promises to pay to the order of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (together with any subsequent holder of this note being referred to herein as the "holder," or the "Holder") at its Home Office, John Hancock Place, Post Office Box 111, Boston, Massachusetts, 02117, or at such other place, or to such other party or parties, as the holder of this note ("Note") may from time to time designate, the principal sum of NINE MILLION EIGHT HUNDRED THOUSAND AND 00/100 ($9,800,000.00) Dollars, with interest to be computed from January 18, 1996, at the interest rate of 7.875 per centum per annum, payable upon all principal remaining from time to time unpaid; to be paid in installments as follows:

            $64,312.50 per month beginning on March 1, 1996, and continuing on the first day of each successive month thereafter for the first twelve months following the date of this Note; such installments being payments of interest only accruing on the principal balance of this Note; and

            $81,210.39 per month, beginning on March 1, 1997, and continuing on the first day of each successive month thereafter to February 1, 2001 inclusive; such installments being payments of interest and principal due under this Note to be applied first to payment of interest and any remaining amount to principal;

provided, however, that the amount of the final payment aforesaid shall be for the amount of principal and interest then remaining unpaid. If the proceeds of the indebtedness evidenced by this Note are not disbursed on the first day of a month, then interest only, at the 7.875% interest rate specified above, from and including the date of disbursement of such proceeds to the first day of the month following such disbursement, shall be due and payable in advance on the date of such disbursement.

     2. Security. This Note is secured, among other things, by a Mortgage, Assignment of Rents and Security Agreement ("Mortgage") covering certain real and personal property located in Madison County, City of Huntsville, Alabama (this Note, the Mortgage and other documents, instruments and materials now or hereafter executed, issued or delivered in connection therewith, being herein collectively referred to as the "Loan Documents" or singularly as a "Loan Document").

     3. Acceleration. Reference is made to the Mortgage securing this Note for provisions regarding acceleration upon default.

     4. Default. The entire unpaid principal balance of, and all accrued interest on this Note, shall immediately be due and payable at the option of Holder upon the occurrence of any one or more of the following events ("Events of Default"), time being of the essence in the payment of this indebtedness:

a. Default shall be made by the Maker in the payment of any installment of principal and interest as and when the same become due and payable in accordance with the terms hereof.

b. If default shall be made in the observance or performance of any other of the covenants, agreements and conditions on the part of Maker contained in the Loan Documents executed in connection with or securing the payment of this Note or under this Note.

c. If the Maker shall be involuntarily adjudicated a bankrupt or insolvent by a court of competent jurisdiction or shall file a petition to be adjudicated bankrupt, or by petition, answer or consent, in any action or proceeding shall seek relief under the provisions of any bankruptcy or debtors relief law now or hereafter prevailing, or shall make an assignment for the benefit of creditors, or if any order shall be made appointing a receiver of all or any substantial portion of the assets or property of the Maker, and such order shall not have been stayed or dismissed and shall have remained in full force and effect for at least sixty (60) days.

d. The Maker should become insolvent or unable to pay its debts when they become due and payable.

From and following the maturity of this Note, or while any default exists in the making of any of said payments or in the performance or observance of any of the covenants or agreements of this Note, the Loan Documents or of any instrument now or hereafter evidencing or securing the indebtedness evidenced hereby, the undersigned further promises to pay, on each date aforesaid, additional interest on the principal balance of this Note then outstanding at the rate of 14.875 per centum per annum, but in no event greater than the highest interest rate permitted under the laws of the State of Alabama ("Default Interest Rate"); provided that any additional interest which has accrued shall be paid at the time of and as a condition precedent to the curing of any default. Upon any such default the holder of this Note may apply payments received on any amounts due hereunder or under the terms of any instrument now or hereafter evidencing or securing said indebtedness as said holder may determine and, if the holder of this Note so elects, notice of election being expressly waived, the principal remaining unpaid with accrued interest shall at once become due and payable.

     5. Waiver by Maker. The undersigned waives presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note and agrees to pay all costs of collection when incurred, including reasonable attorneys' fees, and to perform and comply with each of the covenants, conditions, provisions and agreements of any of the undersigned contained in every instrument now evidencing or securing said indebtedness. No extension of the time for the payment of this Note or any installment hereof made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of any of the undersigned not a party to such agreement. Notwithstanding any provision herein or in any instrument now or hereafter securing said indebtedness, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the State of Alabama.

     6. Prepayment. Except as hereinafter provided, the undersigned shall not have the right to prepay the indebtedness evidenced by this Note. On or after fourth loan year January 18, 2000, and upon giving to Holder not less than thirty (30) nor more than ninety (90) days' prior written notice, the undersigned may prepay the entire principal balance of this Note by paying such balance together with all interest and other costs or charges which have accrued hereunder or under any instrument securing this Note to the date of prepayment, plus a prepayment premium equal to the greater of:

a. The product obtained by multiplying (i) the then outstanding principal balance due by the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities (as published in the Wall Street Journal or other business publication of general circulation five business days prior to the date of said payment) having the closest matching maturity date to the maturity date of this Note from the interest rate on this Note adjusted to its semi annual equivalent rate of 8.005%, times (ii) the number of scheduled monthly payments remaining, divided by twelve; or

b.  1% of the then outstanding principal balance due under this Note.

     If the maturity of this Note shall be accelerated by the holder hereof for any reason, then a tender of payment by the undersigned or anyone on behalf of the undersigned of all sums due hereunder shall constitute an evasion of the aforementioned prepayment provisions of this Note and any such payment shall require, to the extent permitted by the laws of the State of Alabama, the concurrent payment of an amount (the "Default Acceleration Prepayment Premium") equal to the greater of:

(a) The product obtained by multiplying (i) the then outstanding principal balance due by the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities (as published in the Wall Street Journal or other business publication of general circulation five business days prior to the date of said payment) having the closest matching maturity date to the maturity date of this Note from the interest rate on this Note adjusted to its semi annual equivalent rate of 8.005%, times (ii) the number of scheduled monthly payments remaining, divided by twelve; or

(b)  10% of the outstanding principal balance due under this Note.

In the event that no yield rate is obtainable on the above U.S. Treasury Securities, then the nearest equivalent issue shall be selected by Holder in its sole discretion. Partial prepayment of this Note shall not be allowed. Notwithstanding anything herein to the contrary, no prepayment premium will be due for a prepayment of the indebtedness remaining unpaid in full, if made during the last ninety (90) days of the term of this Note, provided that the written notice of prepayment required above shall be given.

     7. Compliance with Law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Mortgage, Loan Documents or any other instrument securing this Note or all or any part of the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve exceeding the interest limitation validly prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to an amount computed at the highest rate of interest permissible under such applicable law.

     8. Personal Liability. In any action brought to enforce the obligation of the undersigned, or the partners, heirs, or successors or assigns of the undersigned, to pay the indebtedness evidenced by this Note or to enforce the obligation of the undersigned to pay any indebtedness or obligation created or arising under the Mortgage or any other Loan Document, the judgment or decree shall be enforceable against such parties only to the extent of their interests in the property subject to said Mortgage or other Loan Document, and any such judgment shall not be subject to execution on, nor be a lien on, the assets of such parties other than to the extent of their interests in the property subject to the Mortgage or other Loan Document. Further, such parties shall in no event be liable for a money judgment in any such action, whether by any action brought upon this Note or any agreement or instrument securing this Note, or action brought for a deficiency judgment against any of such parties.

     Notwithstanding anything in the Loan Documents limiting or negating Maker's or its General Partner's personal liability, Maker and its General Partner agree that such limitations on personal liability, including the foregoing limitation of liability, shall not apply to any of the following:

     (a) Fraud or misrepresentation on the part of the Maker or any of its partners, or any waste of the property securing this Note.

     (b) Any rents, issues or profits securing this Note collected more than one (1) month in advance of their due dates.

     (c) Any misapplication of proceeds, rents, issues or profits, security deposits, and any other payments from tenants or occupancy (including, without limitation, lease termination fees), insurance proceeds, condemnation awards, or other sums of a similar nature.

     (d) Maker or any of its partners otherwise committing any wrongful act, the apparent purpose or intent of which is to deprive Holder of any of its security for the Note.

     (e) Liability under any environmental covenants, conditions, and indemnity contained in the Loan Documents and in any separate environmental indemnity agreement executed by Maker.

     (f) Rents or other income not properly applied to any portion then due of the indebtedness evidenced by the Note or the normal operating expenses incurred or accrued.

     (g) Personalty or fixtures removed or allowed to be removed from the real property securing this Note and described in the Mortgage by or on behalf of Maker or any of its partners and not replaced by items of equal or greater value than the personalty or fixtures so removed; however, this provision shall not apply to those items destroyed in the ordinary course of business or those items removed in the ordinary course of business and not intended to deprive Holder of any of its security for the Note.

     (h) An amount equal to the sum of all payments made by Maker to any junior lienholders during any period in which a monetary default exists under the Note, the Mortgage or any Loan Document.

     (i) Failure to pay any taxes or assessments pertaining to the property securing this Note prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of such property, and any sums expended by Holder in the performance of or compliance with the obligations of Maker or any of its partners under any Loan Document, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums, capital improvement expenditures, bills for utilities or other service or products for the benefit of the property securing this Note.

     (j) The cost of compliance with all federal, state and local laws and regulations, as well as the cost of investigating any action or charge thereunder, and/or damages suffered by Holder as a result of the failure of Maker or any of its partners to pay or comply with any of the foregoing.

     (k) Tortious or other acts or omissions giving rise to claims against Holder, including, without limitation, claims by tenants of any property securing this Note for damages or offsets.

     (l) Attorneys' fees, court costs and other expenses incurred by Holder in connection with the Holder's enforcement of Maker's personal liability as set forth herein.

     9. Entire Agreement. This Note and the Loan Documents constitute the entire agreement and understanding of the parties with respect to this Note and supersede all other and prior negotiations, agreements, representations and statements of the parties hereto. No provision of this Note may be modified except by a writing signed by both Holder and Maker.

     10. Waiver of Jury Trial. MAKER AND HOLDER WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR ANY OTHER ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

     IN WITNESS WHEREOF, the undersigned has caused the execution of this Promissory Note by its duly authorized representative, under seal, on
    , 1995.




                                   BRITTANY POINT AP VIII, L.P.
                                   a South Carolina limited partnership

                                   By Brittany Point GP, Limited Partnership, a South Carolina limited partnership
                                   Its General Partner

                                   By GP Services VI, Inc.,
                                   a South Carolina corporation
                                   Its General Partner



                                   By /s/Robert D. Long, Jr.     (SEAL)
                                      Robert D. Long, Jr.
                                      Its Controller/CAO


STATE OF

COUNTY OF

     I, the undersigned, a Notary Public in and for said State and County, hereby certify that Robert D. Long, Jr. whose name as Controller/CAO of GP Services VI, Inc., as General Partner of Brittany Point GP, Limited Partnership, as General Partner of Brittany Point AP VIII, L.P., is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official notarial seal this         day of
         , 1995.




                                   Notary Public, State of


                                   My Commission Expires: